                                                                   EXHIBIT 10.30


ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAA-1997
Page 1 of 2


                                 PLACEMENT SLIP


RETROCEDENT:                        TRENWICK AMERICA REINSURANCE CORPORATION

TYPE:                               CATASTROPHE EXCESS OF LOSS REINSURANCE

CLASS: Retrocedents participation in all business underwritten by Duncanson & Holt Group.

PERIOD:                             Losses occurring during the period
                                    January 1, 1997 through December 31, 1997, both days inclusive.

TERRITORIAL
SCOPE:                              As Per Original Policies.

LIMITS: THIS REINSURANCE is to indemnify the Reinsured for all losses in excess of an Ultimate Net Loss of US$1,000,000 each and every loss.

                                    POLICY FOR up to a further US$4,000,000 each and every loss.

REINSTATEMENTS:                     Two at 100% Additional Premium pro rata as
                                    to time and amount.


EXCLUSIONS:                         As Per Original Policies.
                                    Employers Liability.

MINIMUM AND DEPOSIT
PREMIUM:                            US$75,000.

                                    Payable in four installments as follows:

                                    25% at January 1, 1997
                                    25% at April 1, 1997
                                    25% at July 1, 1997
                                    25% at October 1,1997

                                    Adjustable at 1.25% of the Reinsured's
                                    Applicable Net Earned Premium Income.



                                                                  March 25, 1997

                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAA-1997
Page 2 of 2


GENERAL
CONDITIONS:                         Access to Records Clause
                                    Alexander Reinsurance Intermediaries, Inc.
                                    Intermediary Clause
                                    Arbitration Clause
                                    Currency Clause
                                    Definition of Loss Occurrence
                                    Errors and Omissions Clause
                                    Federal Excise Tax Clause
                                    Funding of Loss Reserves Clause
                                    Insolvency Clause
                                    Net Retained Lines Clause
                                    Notice of Loss and Loss Settlements Clause
                                    Salvage and Subrogation Clause
                                    Service of Suit Claim Clause
                                    Taxes Clause
                                    Ultimate Net Loss Clause
                                    120 Months Commutation Clause (as per
                                    original policy basis)
                                    120 Months Sunset Clause

LOSS RESERVES:                      Non-Admitted Reinsurers to provide Letters
                                    of Credit for outstanding losses as required by the Retrocedent.

WORDING: Subject to Full Wording to be agreed by Leading Underwriter on behalf of all. Signing Slips and any amendments and/or alterations to be agreed by Two Leading Underwriters on behalf of all.

PARTICIPANTS:
                                    ManuLife Re Corp (ISA)       25
                                    Reliance National            25
                                    London Life                  10
                                    AIG                          10
                                    SYN 183                      10
                                    SYN 1101                     10
                                    SYN 957                      10
                                                                 --
                                                                100
                                                                ===



                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAB-1997
Page 1 of 2

                                 PLACEMENT SLIP


RETROCEDENT:                        TRENWICK AMERICA REINSURANCE CORPORATION

TYPE:                               CATASTROPHE EXCESS OF LOSS REINSURANCE

CLASS: Retrocedents participation in all business underwritten by Duncanson & Holt Group.

PERIOD:                             Losses occurring during the period
                                    January 1, 1997 through December 31, 1997, both days inclusive.

TERRITORIAL
SCOPE:                              As Per Original Policies.

LIMITS: THIS REINSURANCE is to indemnify the Reinsured for all losses in excess of an Ultimate Net Loss of US$5,000,000 each and every loss.

                                    POLICY FOR up to a further US$20,000,000 each and every loss.

REINSTATEMENTS:                     Two at 100% Additional Premium pro rata as
                                    to time and amount.


EXCLUSIONS:                         As Per Original Policies.
                                    Employers Liability.

MINIMUM AND DEPOSIT
PREMIUM:                            US$30,000.

                                    Payable in four installments as follows:

                                    25% at January 1, 1997
                                    25% at April 1, 1997
                                    25% at July 1, 1997
                                    25% at October 1, 1 997

                                    Adjustable at 0.50% of the Reinsured's
                                    Applicable Net Earned Premium Income.




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAB-1997
Page 2 of 2


GENERAL
CONDITIONS:                         Access to Records Clause
                                    Alexander Reinsurance Intermediaries, Inc.
                                    Intermediary Clause
                                    Arbitration Clause
                                    Currency Clause
                                    Definition of Loss Occurrence
                                    Errors and Omissions Clause
                                    Federal Excise Tax Clause
                                    Funding of Loss Reserves Clause
                                    Insolvency Clause
                                    Net Retained Lines Clause
                                    Notice of Loss and Loss Settlements Clause
                                    Salvage and Subrogation Clause
                                    Service of Suit Claim Clause
                                    Taxes Clause
                                    Ultimate Net Loss Clause
                                    120 Months Commutation Clause (as per
                                    original policy basis)
                                    120 Months Sunset Clause

LOSS RESERVES:                      Non-Admitted Reinsurers to provide Letters
                                    of Credit for outstanding losses as required by the Retrocedent.

WORDING: Subject to Full Wording to be agreed by Leading Underwriter on behalf of all. Signing Slips and any amendments and/or alterations to be agreed by Two Leading Underwriters on behalf of all.

PARTICIPANTS:
                                    ManuLife Re Corp (ISA)       35
                                    CIGNA Re                     25
                                    London Life                  10
                                    AIG                          10
                                    SYN 183                       5
                                    SYN 1101                      5
                                    SYN 957                      10
                                                                 --
                                                                100
                                                                ===




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAC-1997
Page 1 of 2

                                 PLACEMENT SLIP


RETROCEDENT:                        TRENWICK AMERICA REINSURANCE CORPORATION

TYPE:                               CATASTROPHE EXCESS OF LOSS REINSURANCE

CLASS: Retrocedents participation in all business underwritten by Duncanson & Holt Group.

PERIOD: Losses occurring during the period January 1, 1997 through December 31, 1997, both days inclusive.

TERRITORIAL
SCOPE:                              As Per Original Policies.

LIMITS: THIS REINSURANCE is to indemnify the Reinsured for all losses in excess of an Ultimate Net Loss of US$25,000,000 each and every loss.

                                    POLICY FOR up to a further US$25,000,000 each and every loss.

REINSTATEMENTS:                     Two at 100% Additional Premium pro rata as
                                    to time and amount.

EXCLUSIONS:                         As Per Original Policies.
                                    Employers Liability.

MINIMUM AND DEPOSIT
PREMIUM:                            US$20,000.

                                    Payable in four installments as follows:

                                    25% at January 1, 1997
                                    25% at April 1, 1997
                                    25% at July 1, 1997
                                    25% at October 1, 1997

                                    Adjustable at 0.33% of the Reinsured's
                                    Applicable Net Earned Premium Income.




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAD-1997
Page 2 of 2


GENERAL
CONDITIONS:                         Access to Records Clause
                                    Alexander Reinsurance Intermediaries, Inc.
                                    Intermediary Clause
                                    Arbitration Clause
                                    Currency Clause
                                    Definition of Loss Occurrence
                                    Errors and Omissions Clause
                                    Federal Excise Tax Clause
                                    Funding of Loss Reserves Clause
                                    Insolvency Clause
                                    Net Retained Lines Clause
                                    Notice of Loss and Loss Settlements Clause
                                    Salvage and Subrogation Clause
                                    Service of Suit Claim Clause
                                    Taxes Clause
                                    Ultimate Net Loss Clause
                                    120 Months Commutation Clause (as per
                                    original policy basis)
                                    120 Months Sunset Clause

LOSS RESERVES:                      Non-Admitted Reinsurers to provide Letters
                                    of Credit for outstanding losses as required by the Retrocedent.

WORDING: Subject to Full Wording to be agreed by Leading Underwriter on behalf of all. Signing Slips and any amendments and/or alterations to be agreed by Two Leading Underwriters on behalf of all.

PARTICIPANTS:
                                    ManuLife Re Corp (ISA)                    25
                                    CIGNA Re                                  20
                                    London Life                               10
                                    Continental Assurance Company (DSU)       30
                                    AIG                                        4
                                    SYN 183                                    1
                                    SYN 1101                                 2.5
                                    SYN 957                                  5.0
                                    SYN 959                                  2.5
                                                                             ---
                                                                             100
                                                                             ===




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

ALEXANDER REINSURANCE INTERMEDIARIES, INC
Trenwick America Reinsurance Corp.
TBAD-1997
Page 1 of 2



                                 PLACEMENT SLIP


RETROCEDENT:                        TRENWICK AMERICA REINSURANCE CORPORATION

TYPE:                               CATASTROPHE EXCESS OF LOSS REINSURANCE

CLASS: Retrocedents participation in all business underwritten by Duncanson & Holt Group.

PERIOD: Losses occurring during the period January 1, 1997 through December 31, 1997, both days inclusive.

TERRITORIAL
SCOPE:                              As Per Original Policies.

LIMITS: THIS REINSURANCE is to indemnify the Reinsured for all losses in excess of an Ultimate Net Loss of US$50,000,000 each and every loss.

                                    POLICY FOR up to a further US$50,000,000 each and every loss.

REINSTATEMENTS:                     Two at 100% Additional Premium pro rata as
                                    to time and amount.


EXCLUSIONS:                         As Per Original Policies.
                                    Employers Liability.

MINIMUM AND DEPOSIT
PREMIUM:                            US$20,000.

                                    Payable in four installments as follows:

                                    25% at January 1, 1997
                                    25% at April 1, 1997
                                    25% at July 1, 1997
                                    25% at October 1, 1997

                                    Adjustable at 0.33% of the Reinsured's
                                    Applicable Net Earned Premium Income.




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.

  ALEXANDER REINSURANCE INTERMEDIARIES, INC
  Trenwick America Reinsurance Corp.
  TBAC-1997
  Page 2 of 2


  GENERAL
  CONDITIONS:                        Access to Records Clause
                                     Alexander Reinsurance Intermediaries, Inc.
                                     Intermediary Clause
                                     Arbitration Clause
                                     Currency Clause
                                     Definition of Loss Occurrence
                                     Errors and Omissions Clause
                                     Federal Excise Tax Clause
                                     Funding of Loss Reserves Clause
                                     Insolvency Clause
                                     Net Retained Lines Clause
                                     Notice of Loss and Loss Settlements Clause
                                     Salvage and Subrogation Clause
                                     Service of Suit Claim Clause
                                     Taxes Clause
                                     Ultimate Net Loss Clause
                                     120 Months Commutation Clause (as
                                     per original policy basis)
                                     120 Months Sunset Clause

  LOSS RESERVES:                     Non-Admitted Reinsurers to provide Letters
                                     of Credit for outstanding losses as
                                     required by the Retrocedent.

  WORDING: Subject to Full Wording to be agreed by Leading Underwriter on behalf of all. Signing Slips and any amendments and/or alterations to be agreed by Two Leading Underwriters on behalf of all.

  PARTICIPANTS:
                                     ManuLife Re Corp (ISA)                   25
                                     CIGNA Re                                 20
                                     London Life                              10
                                     Continental Assurance Company (DSU)    21.5
                                     AIG                                       5
                                     SYN 183                                   1
                                     SYN 1101                                  5
                                     SYN 957                                  10
                                     SYN 959                                 2.5
                                                                             ---
                                                                             100
                                                                             ===




                                                                  March 25, 1997


                   Alexander Reinsurance Intermediaries, Inc.